SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 25, 1997


                       Saxon Asset Securities Trust 1997-2
             Mortgage Loan Asset Backed Certificates, Series 1997-2

             (Exact name of registrant as specified in its charter)


     Virginia                       333-04127-04              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                         This report consists of 7 consecutively numbered pages.


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Item 5.   Other Events.

          On   September 25, 1997    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 1997 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1997-2,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1997-2



Date:    September 30, 1997                  By:     /s/ Bradley D. Adams
                                                     ---------------
                                                     Bradley D. Adams
                                                     Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         September 25, 1997.                             6

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                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 1997

                                      -5-

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


                                                SAXON ASSET SECURITIES TRUST 1997-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-2
                                                  STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:           25-SEP-97                                                                                           PAGE # 1
RECORD DATE:         31-AUG-97

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Interest Certifi-   Applied
                 Original        Beginning                                 Carry    cates      Realized                Ending
                 Certificate     Certificate    Principal     Interest     Forward  Carryover  Loss     Total          Certificate
Class Cusip #    Balance         Balance       Distribution  Distribution  Amount   Amount     Amount   Distribution   Balance
------------------------------------------------------------------------------------------------------------------------------------

AF-1 805559AX9   15,000,000.00   11,971,146.04  1,231,252.65    69,332.89     -      N/A        N/A   1,300,585.54    10,739,893.39
AF-2 805559AY7   10,000,000.00   10,000,000.00         -        54,750.00     -      N/A        N/A      54,750.00    10,000,000.00
AF-3 805559AZ4   31,000,000.00   31,000,000.00         -       171,275.00     -      N/A        N/A     171,275.00    31,000,000.00
AF-4 805559BA8    9,000,000.00    9,000,000.00         -        51,000.00     -      N/A        N/A      51,000.00     9,000,000.00
AF-5 805559BB6   16,000,000.00   16,000,000.00         -        94,200.00     -      N/A        N/A      94,200.00    16,000,000.00
AF-6 805559BL4   10,000,000.00   10,000,000.00         -        60,708.33     -      N/A        N/A      60,708.33    10,000,000.00
AF-7 805559BK6   15,552,000.00   15,552,000.00         -        90,720.00     -      N/A        N/A      90,720.00    15,552,000.00
MF-1 805559BC4    2,090,000.00    2,090,000.00         -        12,548.71     -      N/A         -       12,548.71     2,090,000.00
MF-2 805559BD2    7,167,000.00    7,167,000.00         -        44,375.68     -      N/A         -       44,375.68     7,167,000.00
BF   805559BE0    3,643,000.00    3,643,000.00         -        23,360.74     -      N/A         -       23,360.74     3,643,000.00
AV-1 805559BF7  293,561,000.00  280,027,501.22  6,223,114.90 1,407,021.52     -       -         N/A   7,630,136.42   273,804,386.32
MV-1 805559BG5   13,896,000.00   13,896,000.00         -        71,496.85     -       -          -       71,496.85    13,896,000.00
MV-2 805559BH3   26,924,000.00   26,924,000.00         -       143,396.48     -       -          -      143,396.48    26,924,000.00
BV   805559BJ9   13,028,000.00   13,028,000.00         -        73,966.37     -       -          -       73,966.37    13,028,000.00
   C       N/A             N/A             N/A          N/A          -       N/A     N/A        N/A            -            N/A
   R       N/A             N/A             N/A          N/A          -       N/A     N/A        N/A            -            N/A

------------------------------------------------------------------------------------------------------------------------------------
TOTALS          466,861,000.00  450,298,647.26  7,454,367.55 2,368,172.57     -       -          -    9,822,540.12   442,844,279.71
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------
LIBOR RATE            5.62500%
-------------------------------

Factor Information Per $1,000 of the Original Balance   Pass Through Rate

-----------------------------------------------------------------------------------------------------------
                  Principal       Interest       Interest     Certificates     End Prin      Current
Class   Cusip #  Distribution   Distribution  Carry Forward     Carryover      Balance    Pass Through Rate
-----------------------------------------------------------------------------------------------------------

AF-1 805559AX9     82.08351000   4.62219267       0.0000000           N/A        715.9928926   6.9500%
AF-2 805559AY7          -        5.47500000       0.0000000           N/A       1000.0000000   6.5700%
AF-3 805559AZ4          -        5.52500000       0.0000000           N/A       1000.0000000   6.6300%
AF-4 805559BA8          -        5.66666667       0.0000000           N/A       1000.0000000   6.8000%
AF-5 805559BB6          -        5.88750000       0.0000000           N/A       1000.0000000   7.0650%
AF-6 805559BL4          -        6.07083300       0.0000000           N/A       1000.0000000   7.2850%
AF-7 805559BK6          -        5.83333333       0.0000000           N/A       1000.0000000   7.0000%
MF-1 805559BC4          -        6.00416746       0.0000000           N/A       1000.0000000   7.2050%
MF-2 805559BD2          -        6.19166736       0.0000000           N/A       1000.0000000   7.4300%
BF 805559BE0            -        6.41250069       0.0000000           N/A       1000.0000000   7.6950%
AV-1 805559BF7     21.19871134   4.79294429       0.0000000      0.0000000       932.7001418   5.8350%
MV-1 805559BG5          -        5.14513889       0.0000000      0.0000000      1000.0000000   5.9750%
MV-2 805559BH3          -        5.32597237       0.0000000      0.0000000      1000.0000000   6.1850%
BV 805559BJ9            -        5.67902748       0.0000000      0.0000000      1000.0000000   6.5950%


If there are any questions or comments, please contact the Relationship Manager listed below

                     ---------------------------------------
                                  Mary Jo Davis
                            Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-4756
                     ---------------------------------------

                            TEXAS COMMERCE BANK, N.A.
                                 MASTER SERVICER

                                       -6-

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                                              SAXON ASSET SECURITIES TRUST 1997-2
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1997-2
                                                STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:        25-SEP-97                                                                                   PAGE #    2
RECORD DATE:      31-AUG-97

                                                                                                    Group I         Group II
                                                                                                  ---------------------------------

Sec.3.04(a)(i)(c)   Aggregate Scheduled Principal Balance                                           116,005,390.88   330,281,707.68
                    Prepayment Amount                                                                   871,264.88     5,116,382.65
                    Substitution Shortfalls Amount                                                         -                 -
                    Repurchase Amounts                                                                     -                 -
                    Other Recoveries                                                                       -                 -
                    Extra Principal Distribution Amount                                                 269,876.42       910,246.30
                    Applied Realized Loss Amount                                                           -                 -
                    Unpaid Realized Loss Amount                                                            -                 -
                                                                                                  ---------------------------------
Sec.3.04(a)(ii)     Group I Net Rate                                                                                     9.67206%
                    Group II Net Rate                                                                                    9.14912%

Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                             879,336.16
                    The Largest Mortgage Loan Balance Outstanding in Group II                                          1,517,052.08

                                                                                                    Group I         Group II
                                                                                                 ----------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                                  50,006.32           139,831.10
                     Master Servicing Fees                                                            2,924.14             8,389.86
                                                                                                 ----------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period


                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                    30-59 Days   25        1.31937%       1,530,536.30       113       3.47158%       11.465,979.40
                    60-89 Days   14        0.75838%         879,759.61       37        1.31721%        4,350,518.62
                    90+ Days      5        0.26843%         311,398.16        5        0.15873%          524,241.39
                    ----------------------------------------------------------------------------------------------------

                                                                                                   Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                              4               34
(iii)               Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                         Proceedings                                                               187,234.71        4,199,976.32
                    Number of Mortgage Loans in Foreclosure in Prior Month                           3                9
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                         Prior Month                                                               101,360.47          921,969.42
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                   3               7
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings       144,496.16            449,277.19
                                                                                                -----------------------------------

                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                                -               -
                    Aggregate book value of REO Preperties                                           -               -
                                                                                                -----------------------------------

                                                                                   Servicer       Group I         Group II
                                                                                ---------------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech          26              15
                                                                                 Long Beach        N/A             68
                                                                                ---------------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech         1,522,888.64         2,016,186.69
                                                                                 Long Beach        N/A                 6,915,391.68
                                                                                ---------------------------------------------------

                           TEXAS COMMERCE BANK, N.A.
                                MASTER SERVICER

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